UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2025

CINEMARK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33401	20-5490327
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Dallas Parkway, Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-701-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the pricing of the Cinemark Holdings, Inc’s (the “Company”) 4.50% Convertible Senior Notes due 2025 (the “Notes”), on August 18, 2020, and in connection with the exercise by the initial purchasers of their option to purchase additional Notes on August 20, 2020, the Company entered into privately negotiated warrant transactions with one or more of the initial purchasers of the Notes or their respective affiliates (the “Counterparties”), individually, whereby it sold to the Counterparties warrants to purchase (subject to the net share settlement provisions set forth therein) shares of the Company’s common stock (“common stock”) up to the number of shares underlying the aggregate amount of the Notes, subject to customary anti-dilution adjustments (collectively, the “Warrant Transactions”).

On August 15, 2025 the Company entered into individual warrant unwind and termination agreements with the Counterparties relating to the Warrant Transactions (collectively, the “Warrant Early Termination Agreements”). Pursuant to the Warrant Early Termination Agreements, the Company will deliver to each Counterparty, based on a 55 trading day observation period commencing on and including August 18, 2025 and ending on November 3, 2025, total consideration consisting of 50% cash and 50% common stock, the amount of which will be determined based upon the volume-weighted average price per share of the Company’s common stock during the observation period as specified in the Warrant Early Termination Agreements.  The Warrant Early Termination Agreements will settle either on a weekly basis during the observation period or, in other cases, two business days after the expiration of the observation period.

The foregoing description of the Warrant Early Termination Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each Warrant Early Termination Agreement, forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated herein by reference.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

10.1	Forms of Warrant Unwind and Termination Agreement, dated as of August 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President – General Counsel and Business Affairs & Secretary

Date: August 18, 2025